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                                                                                                               EXHIBIT 21.1

UNIONBANCAL CORPORATION
As of Date:  December 31, 2002


___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                                (Ownership: BTM 65.4%, Public 34.6%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
100%                                                                             100%
Union Bank of California,                                                        Bankers Commercial Corporation
National Association                                                             San Diego, California
San Francisco, California                                                        __________________________________________
______________________________________                                           100%
                    |                                                            Cal First Properties, Inc.
                    |                                                            San Francisco, California
____________________|_________________                                           __________________________________________
100%                                                                             100%
UBOC Community Development                                                       HighMark Capital Management, Inc.
Corporation                                                                      San Francisco, California
San Francisco, California                                                        __________________________________________
______________________________________                                           100%
100%                                                                             Mills-Ralston, Inc.
UBOC Comstock I                                                                  San Francisco, California
San Francisco, California (inactive)                                             __________________________________________
______________________________________                                           100%
100%                                                                             SBS Realty Inc. (inactive)
UBOC Investment Services, Inc.                                                   San Francisco, California
Los Angeles, California                                                          __________________________________________
______________________________________     _________________________________     100%
100%                                       100%                                  Stanco Properties, Inc.
Union Bank of California International-----Union Bank of California Servicos     Los Angeles, California
New York, New York                         Limitada, Sao Paulo, Brazil           __________________________________________
______________________________________     _________________________________     100%
100%                                                                             UNBC (Cayman), Limited
Union Bank of California Leasing, Inc.                                           Georgetown, Grand Cayman Islands
San Francisco, California (inactive)                                             BWI (inactive)
                                                                                 __________________________________________
______________________________________     _________________________________     100%
100%                                       100% Armstrong/                       UNBC Leasing, Inc.
UBOC Insurance, Inc.                  -----Robitaille, Inc., City of             Los Angeles, California
City of Industry, California               Industry, California                  __________________________________________
______________________________________                                           100%
                                           100% John Burnham &                   UnionBanCal Commercial Funding Corporation
                                           Company                               Los Angeles, California
                                           City of Industry, CA                  __________________________________________
                                           _________________________________


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___________________________________________________________________________________________________________________________
                                                       UNIONBANCAL CORPORATION
                                                      SAN FRANCISCO, CALIFORNIA
                                                (Ownership: BTM 65.4%, Public 34.6%)
___________________________________________________________________________________________________________________________
                    |                                                                                 |
                    |                                                                                 |
____________________|_________________                                           _____________________|____________________
Union Bank of California,                                                        100%
National Association                                                             UnionBanCal Equities, Inc.
(continued)                                                                      Los Angeles, California
______________________________________                                           __________________________________________
                    |                                                            100%
                    |                                                            UnionBanCal Finance Trust 1
                    |                                                            San Francisco, California
____________________|_________________                                           __________________________________________
100% Controlled                                                                  100%
Union Bank of California Foundation                                              UnionBanCal Leasing Corporation
Los Angeles, California                                                          Los Angeles, California
______________________________________     _________________________________     __________________________________________
100                                        100%                                  100%
UBOC Commercial, LLC                  -----UBOC-I, L.P.                          UnionBanCal Mortgage Corporation
San Francisco, California                  San Francisco, CA                     Los Angeles, California
______________________________________     _________________________________     __________________________________________
Nameholder Corporations:                                                         100%
(inactive, noncapitalized)                                                       UnionBanCal Venture Corporation
                                                                                 Los Angeles, California
The California-Sansome Corporation                                               __________________________________________
San Francisco, California                                                        Nameholder Corporations:
                                                                                 (inactive, noncapitalized)
Inland Valley Bancorp
San Francisco, California                                                        California First Advisory Services
______________________________________                                           San Francisco, California

                                                                                 California First Capital Management
                                                                                 San Francisco, California

                                                                                 California First Corporation
                                                                                 San Francisco, California

                                                                                 Union Capital Advisors, Inc.
                                                                                 San Francisco, California
                                                                                 __________________________________________


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